                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        METROPOLITAN SERIES FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

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                      METROPOLITAN LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

              STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO

To Life Insurance Policy and Annuity Contract Owners:

On January 7, 1999, a Special Meeting of Shareholders of the State Street Research International Stock Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Metropolitan purchases shares of the Portfolio (the "Shares") for the corresponding investment divisions in the Metropolitan separate accounts funding your life insurance policy or annuity contract. At the Special Meeting, Metropolitan will vote the Shares of the Portfolio based on the instructions received from life insurance policy and annuity contract owners. You may give us voting instructions for the number of Shares of the Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 P.M., New York City time, on October 9, 1998.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                   [ LOGO ]MetLife

                                     New York, NY 10010

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

              STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO

To Policy Owners:

On January 7, 1999, a Special Meeting of Shareholders of the State Street Research International Stock Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Metropolitan Tower purchases shares of the Portfolio (the "Shares") for the corresponding investment division in the Metropolitan Tower separate account funding your policy. At the Special Meeting, Metropolitan Tower will vote the Shares of the Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of the Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on October 9, 1998.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN TOWER VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   [ LOGO ]MetLife

                                     New York, NY 10010


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

                         METROPOLITAN SERIES FUND, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 OF STATE STREET RESEARCH INTERNATIONAL STOCK
                                  PORTFOLIO

Notice is hereby given that a Special Meeting of Shareholders of the State Street Research International Stock Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") will be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on January 7, 1999, for the following purposes:

(1) To approve or disapprove a new Sub-Investment Management Agreement with Santander Global Advisors, Inc. ("Santander"), the new sub-adviser for the Portfolio replacing State Street Research & Management Company and GFM International Investors, Inc.

(2) To transact such other business as may properly come before the meeting.

The record time for the determination of the number of votes entitled to be cast at the Special Meeting and the shareholders entitled to notice of and to vote at the meeting is 4:00 P.M., New York City time, on October 9, 1998.

By order of the Board of Directors.

                                                                    Robin Wagner
                                                                       Secretary

October 23, 1998


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

                         METROPOLITAN SERIES FUND, INC.
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

            STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS
           OF THE STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
                                JANUARY 7, 1999

This Statement is furnished in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the State Street Research International Stock Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") to be held on January 7, 1999. The voting instructions are being solicited on behalf of the Board of Directors of the Fund, Metropolitan Life Insurance Company ("Metropolitan"), and Metropolitan Tower Life Insurance Company ("Metropolitan Tower"). The initial mailing of this statement and the enclosed voting instruction form to policy and contract owners will be on or about October 23, 1998.

The proposal being voted on at the Special Meeting is the approval or disapproval of a new Sub-Investment Management Agreement for the State Street Research International Stock Portfolio (the "Portfolio") with Santander Global Advisors, Inc. ("Santander"), the new sub-investment manager of the Portfolio. Details of this transaction are set forth on pages 3 to 4 of this Statement. The new Agreement is largely identical to the current sub-investment management agreement with State Street Research & Management Company, the current sub-investment manager, and the current sub-investment management fee will not change. The sub-sub-investment management agreement with GFM International Investors, Inc. will also be terminated, and there will no longer be any sub-sub-investment manager for the Portfolio. The new Agreement is effective November 2, 1998. The current agreements will terminate on that date as well.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL

THE INVESTMENT AND SUB-INVESTMENT MANAGERS AND THEIR FEES

Metropolitan, 1 Madison Avenue, New York, New York 10010, which is registered as an investment adviser under the Investment Advisers Act of 1940, acts as investment manager with respect to the Portfolio under an Investment Management Agreement between the Fund and Metropolitan dated April 29, 1991, as amended on August 1, 1997.

Santander, 28 State Street, Boston, Massachusetts 02109, will be, effective November 9, 1998, the new sub-investment manager of the Portfolio. Santander, a Delaware corporation, was founded in 1997. As of June 30, 1998,

Santander managed in excess of $700 million for several retail and institutional clients in North America and Europe. The Sub-Investment Management Agreement with Santander will be dated November 9, 1998. Prior to that date, the investment manager of the Portfolio is Metropolitan, the sub-investment manager is State Street Research & Management Company ("State Street Research"), and the sub-sub-investment manager is GFM International Investors, Inc. ("GFM"). While Metropolitan will remain as the investment manager of the Portfolio, as of November 9, 1998, Santander will replace both State Street Research and GFM, and will have the day to day responsibility for the investments of the Portfolio. The Board of Directors of the Fund has also approved renaming the Portfolio as the Santander International Stock Portfolio as of November 2, 1998.

For providing investment management services to the Portfolio, Metropolitan receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts in excess of $1 billion.

For sub-investment management services with respect to the Portfolio, Santander will receive from Metropolitan an annual percentage fee, calculated daily on the average daily value of the aggregate net assets of the Portfolio, of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts in excess of $1 billion. The Fund will have no responsibility for the payment of fees to Santander, and has had no responsibility for the payment of fees to State Street Research or GFM.

During 1997, $2,258,438 investment management fees, 1,752,322 sub-invest-ment management fees and $616,537 sub-sub-investment management fees were paid with respect to the Portfolio.

OTHER INFORMATION ABOUT THE INVESTMENT AND
SUB-INVESTMENT MANAGEMENT AGREEMENTS

The Investment Management Agreement for the Portfolio provides that Metropolitan, subject to review by the Fund's Board of Directors, is responsible for the overall management of the Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for the Portfolio. The new Sub-Investment Management Agreement for the Portfolio will provide that Santander, subject to review by the Fund's Board of Directors and by Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio.

A copy of the new Sub-Investment Management Agreement with Santander is attached hereto as Exhibit A. There are no material changes from the current agreement with State Street Research except for (1) the identity of the sub-investment manager; (2) additional language clarifying the sub-investment manager's responsibility (a) for monitoring the investments of the Portfolio so that the Portfolio is managed in accordance with its investment objectives and policies and (b) for providing the prices of securities purchased, sold or held by the Portfolio; (3) the addition of a provision requiring Santander to notify Metropolitan if Santander provides better terms to any other mutual fund;
(4) the addition of a provision requiring the sub-investment manager to notify Metropolitan and the Fund of (a) any changes in personnel of the sub-investment manager and (b) any material legal proceedings brought against the sub-investment manager by the Securities and Exchange Commission; and (5) a reduction in the notice required from Metropolitan in order to terminate Santander from sixty days to thirty days. All changes are marked in Exhibit A. The sub-investment management fee schedule remains the same as in the current agreement with State Street Research.

The Investment Management Agreement was most recently approved by the Board of Directors of the Fund, including a majority of the directors who were not "interested persons," on May 5, 1998 in connection with the annual renewal of such Agreement. The Investment Management Agreement was most recently approved by the shareholders of the Portfolio on July 30, 1997 in connection with an amendment to the Agreement changing the investment management fee schedule for the Portfolio.

The Sub-Investment Management Agreement was approved by the Board of Directors of the Fund on October 2, 1998, including a majority of the directors who were not "interested persons," in connection with the appointment of Santander as sub-investment manager.

REASONS FOR THE CHANGE

State Street Research is a wholly-owned subsidiary of Metropolitan. GFM is a wholly-owned subsidiary of State Street Research until on or after November 10, 1998. On or after that date, ownership of the common stock of GFM will be transferred to Santander (75%) and Metropolitan (25%). This transfer reflects a decision of Metropolitan to terminate the business of GFM as a stand alone money management operation and to transfer the ownership of GFM to Santander which intends to use GFM as a research subsidiary. Thus, GFM no longer will actively manage assets, and will now instead provide research to Santander. Therefore, GFM can no longer act as the sub-sub-investment manager for the Portfolio, and Metropolitan and State Street Research recommended to the Board of Directors of the Fund that it would be most appropriate for Santander to take on the direct responsibility for the day-to-day management of the Portfolio.

Metropolitan believes that Santander, though a new corporate entity, can provide strong asset management for the Portfolio as sub-investment manager. The personnel of Santander have significant long-term experience in international asset management, including mutual fund management. Metropolitan, through its equity interest and representation on the Board of Directors of Santander, is very familiar with the operations of Santander, and will be able to monitor closely the activities of Santander. Metropolitan also has had the operations of Santander reviewed by independent parties, and has reported the favorable results of such reviews to the Board of Directors of the Fund.

As stated below, the majority of the stock of Santander is indirectly owned by Banco Santander, SA, a major banking firm located in Spain. Banco Santander is one of Spain's leading financial organizations, with operations in all the major financial centers. Santander will have access to the financial and compliance expertise of Banco Santander.

BOARD RECOMMENDATION

The Board of Directors of the Fund unanimously recommends approval of the new Sub-Investment Management Agreement for the Portfolio. In determining to make this recommendation, the Board reviewed information relating to Santander's investment philosophy, performance, personnel, and compliance. The Board also considered the results of the reviews of Santander performed by independent third parties on behalf of Metropolitan. The Board met with senior executives from Santander. The Board considered the nature, quality and extent of the services which would be furnished by Santander to the Portfolio, the resources available to Santander through its affiliation with Banco Santander, the experience of the Santander personnel in investing in international markets, the fact that Santander currently does not utilize "soft dollars" in connection with securities trades, the performance of Santander in managing other portfolios, and various other factors. The Board also took into account that the new Agreement is largely identical to the current sub-investment management agreement with State Street Research, including the fee schedule.

The Board reviewed the details of Metropolitan's arrangement with Banco Santander, including the potential benefit received by Metropolitan as a result of the Board's approval of Santander as the sub-investment manager of the Portfolio. The Board concluded that the arrangement should not affect the quality of services provided to the Portfolio.

ADDITIONAL INFORMATION ABOUT METROPOLITAN AND SANTANDER

Pursuant to a distribution agreement entered into on May 16, 1983, between the Fund and Metropolitan, Metropolitan also performs all sales functions with respect to the sale of the Fund's shares and is the principal underwriter and distributor of the Fund's shares. Such shares are sold without sales charge and at their respective net asset values. No fees are paid by the Fund to Metropolitan for services provided under the distribution agreement.

Set forth below are the names, addresses and principal occupations of the principal executive officer and the directors of Santander:

DIRECTORS                               PRINCIPAL OCCUPATIONS AND ADDRESSES
---------                               -----------------------------------
Ana Patricia Botin            Chief Executive Officer and Director,
                              Santander Investments, SA
                              Paseo de Castellano, 32, Madrid, Spain
Philip Lindsay Bullen         President, Chief Executive Officer and
                              Managing Director,
                              Santander Global Advisors, Inc.
                              28 State Street, 38th Floor,
                              Boston, Massachusetts 02109
                              (Principal Executive Officer)
Gary A. Beller                Senior Executive Vice-President and
                              General Counsel,
                              Metropolitan Life Insurance Company
                              One Madison Avenue,
                              New York, New York 10010
Matias Rodriguez Inciarte     2nd Vice-Chairman of Banco Santander, SA Paseo de
                              Castellano, 24, Madrid, Spain
Kathryn Ann Matthews          Managing Director,
                              Santander Global Advisors, Inc.,
                              28 State Street, 38th Floor,
                              Boston, Massachusetts 02109
Eduardo Suarez                Chief Executive Officer,
                              BSN Gestion de Patrimonios, SA SGC
                              Paseo de Castellano, 32, Madrid, Spain
Jose Torres                   Director of Legal & Compliance,
                              Banco Santander, SA, New York Branch
                              45 East 53rd Street, New York, New York

All of the outstanding voting and nonvoting securities of Santander are held of record by Santander Investments, SA (75%) and Metropolitan (25%). Pursuant to an agreement, Metropolitan has the authority to appoint one of the seven members of the Board of Directors of Santander, as long as Metropolitan owns at least 5% of the shares of Santander on a fully diluted basis. Banco Santander, SA, holds all of the outstanding voting and nonvoting securities of Santander Investments, SA.

Pursuant to an agreement that Metropolitan has entered into with Banco Santander, Metropolitan's equity ownership of Santander may be reduced to 5% by Banco Santander depending on the amount of assets brought to Santander by Metropolitan over a five year period. Such assets include assets in Metropolitan's general account and separate accounts, as well as the assets of third parties. Thus, it is possible that Metropolitan will benefit from the naming of Santander as the new sub-investment manager for the Portfolio.

RECORD OWNERS OF THE PORTFOLIO'S SHARES

As of the record time, the Fund had outstanding             shares of the
Portfolio. The shares of the Portfolio are currently sold to Metropolitan and Metropolitan Tower, as the record owners, for allocation to the corresponding investment divisions of certain of their "separate accounts" that are registered as investment companies with the Securities and Exchange Commission. Most of those shares are attributable to variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts"), as discussed below. Other outstanding Portfolio shares are not attributable to Variable Contracts, because such shares are (a) attributable to the insurance company's assets in one of the registered separate accounts, (b) held in a separate account that is not registered as an investment company, or (c) held in the insurance company's general account rather than in a separate account.

At the record time, Metropolitan held in its separate or general accounts
            Portfolio shares that, for any of such reasons, were not attributable to Variable Contracts, and Metropolitan Tower held
Portfolio shares.

HOW SHARES IN THE PORTFOLIO WILL BE VOTED AT THE SPECIAL MEETING

Record owners of common stock of the Portfolio as of 4:00 P.M., New York City time, on October 9, 1998 (the "record time"), will be entitled to vote and may cast one vote for each share held.

In accordance with their view of applicable law, Metropolitan and Metropolitan Tower will vote the shares of the Portfolio that are attributable to the Variable Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Variable Contract owner is determined by dividing a variable life insurance policy's cash value or a variable annuity contract's accumulation units, as the case may be, in that division by the net asset value of one share in the Portfolio. Fractional votes will be counted. The number of shares for which a Variable Contract owner has a right to give voting instructions is determined as of the record time for the special meeting. Owners of variable life insurance policies continued in effect as reduced paid-up or extended term insurance are not eligible to give voting instructions.

Portfolio shares held in an investment division that are attributable to Variable Contracts and for which no timely instructions are received or that are not attributable to Variable Contracts will be represented at the meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Variable Contracts participating in that investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of Metropolitan or its affiliates will be represented at the meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the meeting by a written revocation or later voting instruction form received by Metropolitan or by Metropolitan Tower, as the case may be, at 1 Madison Avenue, New York, New York 10010. The expense of the voting instruction solicitation, which will be by mail but may also be by telephone, telegraph or personal interview conducted by personnel of Metropolitan, will be paid by the Portfolio.

Upon the request of a Variable Contract owner, the Fund will furnish, without charge, a copy of the most recent annual and semi-annual reports of the Fund. Such request should be directed to Alan DeMichele, Metropolitan Life Insurance Company, Area 2H, 1 Madison Avenue, New York, New York 10010, 1-800-553-4459.

VOTE REQUIRED FOR APPROVAL OF THIS PROPOSAL

The voting on the approval of this Agreement is by the shareholders of the Portfolio only. Approval requires (a) 67% or more of the shares in the Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in the Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in the Portfolio.

DURATION OF SUB-INVESTMENT MANAGEMENT AGREEMENT

If approved, the Sub-Investment Management Agreement will continue in effect until May 16, 1999. Thereafter, the Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Portfolio (as determined pursuant to the Investment Company Act of 1940), and (b) by a majority of the directors who are not "interested persons" of any party to the Agreement. The Agreement may be terminated without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan (on 30 days' written notice), by Santander or by the majority vote of the shareholders in the Portfolio, and will terminate automatically in the event of its assignment. In addition, the Agreement will also terminate in the event the Investment Management Agreement relating to the Portfolio is terminated.

                 ANNUAL MEETINGS AND PROPOSALS OF SHAREHOLDERS

The By-Laws of the Fund require an annual meeting only, unless the Board of Directors otherwise determines that there should be one, in years in which shareholder action is needed on any one or more of the following:

            (1) the election of directors;
            (2) approval of an investment advisory agreement;
            (3) ratification of the selection of independent auditors;
            (4) approval of a distribution agreement.

If any shareholder wishes to submit a proposal at the next Annual Meeting of Shareholders, which, if scheduled, will be held in April or May 1999, such proposal must be submitted to the Fund, 1 Madison Avenue, New York, New York 10010, Attention: Robin Wagner. Such proposal must be received on or before November 4, 1998 in order to be considered for any 1999 Annual Meeting.

                                 OTHER BUSINESS

The Board of Directors knows of no other business that will come before the meeting. Should any matters other than those referred to above properly come before the meeting, it is the intention of Metropolitan and Metropolitan Tower to vote on such matters in their discretion.

October 23, 1998

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

                                                                       EXHIBIT A

THE MATERIAL CHANGES FROM THE CURRENT SUB-INVESTMENT MANAGEMENT AGREEMENT ARE UNDERLINED; THE MATERIAL DELETIONS FROM THE CURRENT AGREEMENT ARE SET FORTH IN BRACKETS [ ].

                    SANTANDER INTERNATIONAL STOCK PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 9TH DAY OF NOVEMBER, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and SANTANDER GLOBAL ADVISORS, INC., a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the SANTANDER International Stock Portfolio (FORMERLY KNOWN AS THE STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO) as set forth in the Investment Management Agreement dated April 29, 1991 AND AMENDED EFFECTIVE AUGUST 1, 1997 relating to the SANTANDER International Stock Portfolio between the Fund and the Investment Manager (the "SANTANDER International Stock Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the SANTANDER International Stock Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.
     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's SANTANDER International Stock Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. THE SUB-INVESTMENT MANAGER WILL HAVE THE

RESPONSIBILITY TO MONITOR THE INVESTMENTS OF THE PORTFOLIO TO THE EXTENT NECESSARY FOR THE SUB-INVESTMENT MANAGER TO MANAGE THE PORTFOLIO IN A MANNER THAT IS CONSISTENT WITH THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO SET FORTH IN THE PROSPECTUS, AS FROM TIME TO TIME AMENDED, AND COMMUNICATED IN WRITING TO THE SUB-INVESTMENT MANAGER, AND CONSISTENT WITH APPLICABLE LAW, INCLUDING, BUT NOT LIMITED TO, THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER AND THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE AND THE RULES AND REGULATIONS THEREUNDER (INCLUDING, WITHOUT LIMITATION, SUBCHAPTER M OF THE CODE AND THE INVESTMENT DIVERSIFICATION ASPECTS OF
SECTION 817(H) OF THE CODE).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, INCLUDING PRICES OF SECURITIES IN SITUATIONS WHERE A FAIR VALUATION DETERMINATION IS REQUIRED OR WHEN A SECURITY CANNOT BE PRICED BY THE FUND'S ACCOUNTANTS, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, INCLUDING BUT NOT LIMITED TO ANY CHANGE IN THE PERSONNEL OF THE SUB-INVESTMENT MANAGER RESPONSIBLE FOR THE DAY TO DAY INVESTMENT DECISIONS MADE BY THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO AND ANY MATERIAL LEGAL PROCEEDINGS AGAINST THE SUB-INVESTMENT MANAGER BY THE SECURITIES AND EXCHANGE COMMISSION RELATING TO VIOLATIONS OF THE FEDERAL SECURITIES LAWS BY THE SUB-INVESTMENT MANAGER, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the SANTANDER International Stock Portfolio Investment Management Agreement. Nothing in this SANTANDER International Stock Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     THE SUB-INVESTMENT MANAGER AGREES TO NOTIFY PROMPTLY, UPON WRITTEN REQUEST, THE INVESTMENT MANAGER IF, FOR ANY OTHER REGISTERED INVESTMENT COMPANY HAVING A SUBSTANTIALLY SIMILAR INVESTMENT PROGRAM, IT AGREES TO (1) PROVIDE MORE SERVICES OR BEAR MORE EXPENSES FOR A COMPARABLE OR LOWER FEE; AND (2) PROVIDE COMPARABLE SERVICES AND BEAR COMPARABLE EXPENSES FOR A LOWER FEE.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on [sixty] THIRTY days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the SANTANDER International Stock Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     Notices to be given hereunder shall be addressed to:

                   Fund:  Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 7G
                          New York, New York 10010

     Investment Manager:  Gary A. Beller, Esq.
                          Senior Executive Vice-President and
                          General Counsel
                          Metropolitan Life Insurance Company
                          One Madison Avenue, Area 11G
                          New York, New York 10010

 Sub-Investment Manager:  PHILIP L. BULLEN
                          MANAGING DIRECTOR
                          SANTANDER GLOBAL ADVISORS, INC.
                          28 STATE STREET, 38TH FLOOR
                          BOSTON, MASSACHUSETTS 02109

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES
                                           FUND, INC.

                                           By __________________________________
Attest:

________________________________________

                                           METROPOLITAN LIFE
                                           INSURANCE COMPANY

                                           By __________________________________
Attest:

________________________________________

                                           SANTANDER GLOBAL ADIVSORS, INC.

                                           By __________________________________
Attest:

________________________________________

                                    APPENDIX

                        SANTANDER GLOBAL ADVISORS, INC.

                     METROPOLITAN SERIES FUND FEE SCHEDULE

                    SANTANDER INTERNATIONAL STOCK PORTFOLIO

1st $500M                                     .55%
next $500M                                    .50%
above $1,000M                                 .45% of the average daily value of
                                              the net assets of the Portfolio

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                                   [ LOGO ]MetLife

                                     New York, NY 10010

                                                                   VOTING INSTRUCTION FORM
                                                                           FOR THE
         METROPOLITAN TOWER LIFE                               SPECIAL MEETING OF SHAREHOLDERS
            INSURANCE COMPANY                    OF THE STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
                                                              OF METROPOLITAN SERIES FUND, INC.

           Please fold and detach card at perforation before mailing

The undersigned hereby instructs Metropolitan Tower Life Insurance Company ("Metropolitan Tower") to vote the shares of the State Street Research International Stock Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the State Street Research International Stock Portfolio of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on January 7, 1999 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN TOWER AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN TOWER WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN TOWER WILL VOTE "FOR" THE PROPOSAL.

                                                Date ______, 1998

                                                    PLEASE SIGN IN BOX BELOW

              SAMPLE
    FORM ID #: PROXY-SANTANDER (1098)


                                               ---------------------------------
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.

           Please fold and detach card at perforation before mailing

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the State Street                   / /          / /             / /
   Research International Stock Portfolio of the Fund.

                                                                          ML-SGE

                                                                   VOTING INSTRUCTION FORM
                                                                           FOR THE
            METROPOLITAN LIFE                                  SPECIAL MEETING OF SHAREHOLDERS
            INSURANCE COMPANY                    OF THE STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
                                                              OF METROPOLITAN SERIES FUND, INC.

           Please fold and detach card at perforation before mailing

The undersigned hereby instructs Metropolitan Life Insurance Company ("Metropolitan") to vote the shares of the State Street Research International Stock Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the State Street Research International Stock Portfolio of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on January 7, 1999 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN WILL VOTE "FOR" THE PROPOSAL.

                                                Date ______, 1998

                                                    PLEASE SIGN IN BOX BELOW

          SAMPLE
FORM ID #: PROXY-SANTANDER  (1098)

                                               ---------------------------------
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.

           Please fold and detach card at perforation before mailing

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the State Street                   / /          / /             / /
   Research International Stock Portfolio of the Fund.

                                                                          ML-SGE

                      METROPOLITAN LIFE INSURANCE COMPANY


              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS


                        SCUDDER GLOBAL EQUITY PORTFOLIO

To Life Insurance Policy and Annuity Contract Owners:

On January 7, 1999, a Special Meeting of Shareholders of the Scudder Global Equity Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Metropolitan purchases shares of the Portfolio (the "Shares") for the corresponding investment divisions in the Metropolitan separate accounts funding your life insurance policy or annuity contract. At the Special Meeting, Metropolitan will vote the Shares of the Portfolio based on the instructions received from life insurance policy and annuity contract owners. You may give us voting instructions for the number of Shares of the Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 P.M., New York City time, on October 9, 1998.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   [ LOGO ]MetLife

                                     New York, NY 10010

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                        SCUDDER GLOBAL EQUITY PORTFOLIO

To Policy Owners:

On January 7, 1999, a Special Meeting of Shareholders of the Scudder Global Equity Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Metropolitan Tower purchases shares of the Portfolio (the "Shares") for the corresponding investment division in the Metropolitan Tower separate account funding your policy. At the Special Meeting, Metropolitan Tower will vote the Shares of the Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of the Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on October 9, 1998.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN TOWER VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   [ LOGO ]MetLife

                                     New York, NY 10010

                      (This Page Intentionally Left Blank)

                         METROPOLITAN SERIES FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SCUDDER GLOBAL EQUITY PORTFOLIO

Notice is hereby given that a Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") will be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on
January 7, 1999, for the following purposes:

(1) To approve or disapprove a new Sub-Investment Management Agreement for the Scudder Global Equity Portfolio, such Agreement to be substantially identical to the current Sub-Investment Management Agreement for the Portfolio.

(2) To transact such other business as may properly come before the meeting.

The record time for the determination of the number of votes entitled to be cast at the Special Meeting and the shareholders entitled to notice of and to vote at the meeting is 4:00 P.M., New York City time, on October 9, 1998.

By order of the Board of Directors.

                                                                    Robin Wagner
                                                                       Secretary

October 23, 1998

                      (This Page Intentionally Left Blank)

                         METROPOLITAN SERIES FUND, INC.
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

            STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SCUDDER GLOBAL EQUITY PORTFOLIO
                                JANUARY 7, 1999

This Statement is furnished in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") to be held on January 7, 1999. The voting instructions are being solicited on behalf of the Board of Directors of the Fund, Metropolitan Life Insurance Company ("Metropolitan"), and Metropolitan Tower Life Insurance Company ("Metropolitan Tower"). The initial mailing of this statement and the enclosed voting instruction form to policy and contract owners will be on or about October 23, 1998.

The proposal being voted on at the Special Meeting (the "Proposal") is the approval or disapproval of a new Sub-Investment Management Agreement for the Scudder Global Equity Portfolio (the "Portfolio"), with Scudder Kemper Investments, Inc. ("Scudder"), the current sub-investment manager of that Portfolio, in connection with the change in control of the majority owner of Scudder. Details of this transaction and the resulting Proposal are set forth on pages 3 to 6 of this Statement. The new Agreement is substantially identical to the prior Agreement, and the sub-investment management fee will not change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL

THE INVESTMENT AND SUB-INVESTMENT MANAGERS AND THEIR FEES

Metropolitan, 1 Madison Avenue, New York, New York 10010, which is registered as an investment adviser under the Investment Advisers Act of 1940, acts as investment adviser with respect to the Portfolio under an Investment Management Agreement between the Fund and Metropolitan dated March 3, 1997, the date the Portfolio commenced operations.

Scudder, 345 Park Avenue, New York, New York 10154, is the sub-investment manager of the Portfolio. Scudder, a Delaware corporation, was founded in 1919. Scudder is an indirect subsidiary of Zurich Insurance Company ("Zurich"). Scudder became a subsidiary of Zurich pursuant to a transaction between Zurich and one of Scudder's predecessors, Scudder, Stevens & Clark, Inc. in 1997. As of June 30, 1998, Scudder managed in excess of $200 billion for many private accounts and over 100 mutual fund portfolios. Scudder manages the Japan Fund and eight closed-end funds that invest in countries around the world. Assets of international investment company clients of Scudder exceeded $239 billion as of June 30, 1998. The Sub-Investment Management Agreement for the Portfolio is dated October 2, 1998.

For providing investment management services to the Portfolio, Metropolitan receives monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million.

For sub-investment management services with respect to the Portfolio, Scudder receives from Metropolitan an annual percentage fee, calculated daily on the average daily value of the aggregate net assets of the Portfolio, of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .35% of such assets on the next $50 million, .30% of such assets on the next $400 million and .275% of such assets on amounts in excess of $500 million. The Fund has no responsibility for the payment of fees to Scudder.

During 1997, $201,758 investment management fees and $138,864 sub-investment management fees were paid with respect to the Portfolio.

OTHER INFORMATION ABOUT THE INVESTMENT AND SUB-INVESTMENT MANAGEMENT AGREEMENTS

The Investment Management Agreement for the Portfolio provides that Metropolitan, subject to review by the Fund's Board of Directors, is responsible for the overall management of the Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for the Portfolio. The current Sub-Investment Management Agreement for the Portfolio provides that Scudder, subject to review by the Fund's Board of Directors and by Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio.

The Investment Management Agreement was most recently approved by Metropolitan, the then sole shareholder of the Portfolio, on March 3, 1997 in connection with the establishment of the Portfolio. The Investment Management Agreement was most recently approved by the Board of Directors of the Fund, including a majority of the directors who were not "interested persons," on May 5, 1998 in connection with the annual renewal of such Agreement. The Board of Directors of the Fund approved the Sub-Investment Management Agreement on October 2, 1998, including a majority of the directors who were not "interested persons."

PROPOSAL: APPROVAL OR DISAPPROVAL OF A NEW SUB-INVESTMENT
          MANAGEMENT AGREEMENT FOR THE SCUDDER GLOBAL EQUITY
          PORTFOLIO

                             BACKGROUND INFORMATION

Zurich, the majority owner of Scudder, has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("BAT") (the "Transaction"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction does not affect the operations of Scudder or the Portfolio, the consummation of the transaction may be deemed to have caused a change in control of Scudder, even though Scudder's operations will not change as a result. This change in control may be deemed to be an "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the current Sub-Investment Management Agreement relating to the Portfolio among the Fund, Metropolitan and Scudder. As required by the 1940 Act, the current Agreement provides for its automatic termination in the event of its assignment. The Investment Management Agreement relating to the Portfolio is not affected by the Transaction.

Thus, the proposal relates to a new Sub-Investment Management Agreement among the Fund, Metropolitan and Scudder. The new Agreement was approved by the Board of Directors of the Fund and is now being proposed for approval by the shareholders of the Portfolio. Scudder has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Portfolio to obtain shareholder approval of the new Agreement within 150 days after the consummation of the Transaction (and thus within 150 days of the termination of the prior sub-investment management agreement) instead of prior to the consummation. The Transaction was consummated on September 7, 1998. A copy of the new Sub-Investment Management Agreement is attached hereto as Exhibit A. There are no material changes from the prior Agreement with Scudder except for the date of the Agreement and the date of termination. Thus, the prior sub-investment management fee schedule will remain the same.

                     INFORMATION CONCERNING THE TRANSACTION

The information set forth herein concerning the Transaction and BAT has been provided to the Fund by Scudder.

On December 22, 1997, Zurich and BAT entered into a definitive agreement (the "Merger Agreement") pursuant to which the businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder) were to be combined with the financial services businesses of BAT. In order to effect this combination,

Zurich and BAT first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time BAT separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held BAT's financial services business.

Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the BAT financial services businesses, to a jointly owned company, Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders initially became the owners (through Zurich
Allied AG) of 57% of the voting stock of Zurich Financial Services, and former BAT shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by BAT.

At the closing of the Transaction, the parties entered into a Governing Agreement that establishes the corporate governance for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services. The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by BAT. Mr. Rolf Huppi, Zurich's current Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. As Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight are current members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder, who is responsible for global asset management for Zurich Financial Services), and three are current BAT executives.

The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom are current Zurich directors and three of whom were proposed by BAT. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom are current BAT directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the

Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

Shareholder resolutions of Zurich Financial Services in general require approval of at least 58% of all shares outstanding. The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

The BAT financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the United Kingdom; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of BAT had $79 billion in assets under management, including $18 billion in third party assets. The financial services businesses of BAT do not include any of BAT's tobacco businesses.

THE BOARD'S RECOMMENDATION AND EVALUATION

On October 2, 1998, the Board of Directors of the Fund, including a majority of the directors who were not "interested persons," voted to approve the new Sub-Investment Management Agreement with Scudder and to recommend approval of the Agreement to the shareholders of the Portfolio. Scudder provided the Board with detailed information about the Transaction. In determining to make this recommendation, the Board reviewed information relating to Scudder's investment philosophy, performance, personnel, and compliance. The Board was informed by Scudder that no material changes in these areas are currently envisioned as a result of the Transaction and that the senior executives of Scudder overseeing such areas remain largely unchanged. The Board was also informed by Scudder that the current individuals responsible for managing the Portfolio continued to do so after the consummation of the Transaction. The Board also took into account that the new Agreement is substantially identical to the prior Agreement.

The Board also considered whether it was desirable for the Portfolio to continue to have Scudder responsible for the day-to-day investment decisions with respect to the Portfolio following the closing of the Transaction. The Board reviewed the details of the Transaction, including the continued autonomy of Scudder's executives over Scudder's operations, and concluded that the Transaction should cause no reduction in the quality of services provided to the Portfolio.

In addition, the Board had just recently completed a significant review of Scudder in connection with the establishment of the Portfolio in March 1997 and in connection with the Scudder-Zurich transaction in the fall of 1997. The Board also undertook its annual review of Scudder in connection with the renewal of the prior sub-investment management agreement in May 1998. In connection with those reviews, the Board had considered the nature, quality and extent of the services furnished by Scudder to the Portfolio, the experience of Scudder in investing in international markets, the reputation of Scudder as an investment manager, the performance of Scudder in managing other global portfolios, the comparative data as to fees and predicted expense ratios of the Portfolio compared with other similar portfolios managed by Scudder and other investment managers, current and developing conditions in the variable product industry, especially relating to the need for investment managers independent of the issuer of the variable product, and various other factors. The Board was advised that no material changes have occurred since these factors were considered.

ADDITIONAL INFORMATION ABOUT METROPOLITAN AND THE SUB-INVESTMENT ADVISER

Pursuant to a distribution agreement entered into on May 16, 1983, between the Fund and Metropolitan, Metropolitan also performs all sales functions with respect to the sale of the Fund's shares and is the principal underwriter and distributor of the Fund's shares. Such shares are sold without sales charge and at their respective net asset values. No fees are paid by the Fund to Metropolitan for services provided under the distribution agreement.

Scudder also manages the Scudder Global Fund, a registered investment company portfolio which has objectives similar to the Portfolio. The current net assets of the Scudder Global Fund were $1.8 billion as of June 30, 1998. Scudder's advisory compensation is 0.96% of the net assets of the Scudder Global Fund. No portion of this compensation is waived by Scudder.

To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Portfolio with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer, and is a subsidiary of Scudder. In selecting brokers and dealers with which to place portfolio transactions for the Portfolio, Scudder will not consider sales of shares of the Portfolio as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of the Portfolio. SIS does not receive any commissions, fees or other remuneration from the Portfolio for this service. Allocation of portfolio transactions is supervised by Scudder.

Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director and Marcus Rohrbasser* is a Director of Scudder (see footnotes for symbol key). The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong, and Cornelia M. Small is serving as a Managing Director of Scudder; the principal occupation of each of Rolf Huppi and Marcus Rohrbasser is serving as an officer of Zurich; and the principal occupation of Lawrence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. The Executive Committee members are Messrs. Birdsong, Rohrbasser and Villani (Chairman).

The outstanding voting securities of Scudder are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among Scudder, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of Scudder. Pursuant to the Security Holders Agreement, the Board of Directors of Scudder may consist of four directors designated by ZHCA and ZKIH and three directors designated by the Management Representatives.

The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder, effecting an initial public offering before April 15, 2005, causing Scudder to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder's capital structure, dissolving or liquidating Scudder, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder stock held by persons who were employees of Scudder at the time of the Scudder-Zurich transaction, limitations on Zurich's ability to purchase other

------------------
* Mythenquai 2, Zurich, Switzerland.
# 345 Park Avenue, New York, New York.

asset management companies outside of Scudder, rights of Zurich to repurchase Scudder stock upon termination of employment of Scudder personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich transaction.

RECORD OWNERS OF THE PORTFOLIO'S SHARES

As of the record time, the Fund had             outstanding shares of the
Portfolio. The shares of the Portfolio are currently sold to Metropolitan and Metropolitan Tower, as the record owners, for allocation to the corresponding investment divisions of certain of their "separate accounts" that are registered as investment companies with the Securities and Exchange Commission. Most of those shares are attributable to variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts"), as discussed below. Other outstanding Portfolio shares are not attributable to Variable Contracts, because such shares are (a) attributable to the insurance company's assets in one of the registered separate accounts, (b) held in a separate account that is not registered as an investment company, or (c) held in the insurance company's general account rather than in a separate account.

At the record time, Metropolitan held in its separate or general accounts
            Portfolio shares that, for any of such reasons, were not attributable to Variable Contracts, and Metropolitan Tower held
            Portfolio shares.

HOW SHARES IN THE PORTFOLIO WILL BE VOTED AT THE SPECIAL MEETING

Record owners of common stock of the Portfolio as of 4:00 P.M., New York City time, on October 9, 1998 (the "record time"), will be entitled to vote and may cast one vote for each share held.

In accordance with their view of applicable law, Metropolitan and Metropolitan Tower will vote the shares of the Portfolio that are attributable to the Variable Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Variable Contract owner is determined by dividing a variable life insurance policy's cash value or a variable annuity contract's accumulation units, as the case may be, in that division by the net asset value of one share in the Portfolio. Fractional votes will be counted. The number of shares for which a Variable Contract owner has a right to give voting instructions is determined as of the record time for the special meeting. Owners of variable life insurance policies continued in effect as reduced paid-up or extended term insurance are not eligible to give voting instructions.

Portfolio shares held in an investment division that are attributable to Variable Contracts and for which no timely instructions are received or that are not attributable to Variable Contracts will be represented at the meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Variable Contracts participating in that investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of Metropolitan or its affiliates will be represented at the meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the meeting by a written revocation or later voting instruction form received by Metropolitan or by Metropolitan Tower, as the case may be, at 1 Madison Avenue, New York, New York 10010. The expense of the voting instruction solicitation, which will be by mail but may also be by telephone, telegraph or personal interview conducted by personnel of Metropolitan, will be paid by the majority owner of Scudder.

Upon the request of a Variable Contract owner, the Fund will furnish, without charge, a copy of the most recent annual and semi-annual reports of the Fund. Such request should be directed to Alan DeMichele, Metropolitan Life Insurance Company, Area 2H, 1 Madison Avenue, New York, New York 10010, 1-800-553-4459.

VOTE REQUIRED FOR APPROVAL

The voting on the approval of the Agreement is by the shareholders of the Portfolio only. Approval requires (a) 67% or more of the shares in the Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in the Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in the Portfolio.

DURATION OF SUB-INVESTMENT MANAGEMENT AGREEMENT

If approved, the Sub-Investment Management Agreement will continue in effect until May 16, 1999. Thereafter, the Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority of the directors who are not "interested persons" of any party to the Agreement. The Agreement may be terminated without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan, by Scudder or by the majority vote of the shareholders in the Portfolio, and will terminate automatically in the event of its assignment. In addition, the Agreement will also terminate in the event the Investment Management Agreement relating to the Portfolio is terminated.

                 ANNUAL MEETINGS AND PROPOSALS OF SHAREHOLDERS

The By-Laws of the Fund require an annual meeting only, unless the Board of Directors otherwise determines that there should be one, in years in which shareholder action is needed on any one or more of the following:

            (1) the election of directors;
            (2) approval of an investment advisory agreement;
            (3) ratification of the selection of independent auditors;
            (4) approval of a distribution agreement.

If any shareholder wishes to submit a proposal at the next Annual Meeting of Shareholders, which, if scheduled, will be held in April or May 1999, such proposal must be submitted to the Fund, 1 Madison Avenue, New York, New York 10010, Attention: Robin Wagner. Such proposal must be received on or before November 4, 1998 in order to be considered for any 1999 Annual Meeting.

                                 OTHER BUSINESS

The Board of Directors knows of no other business that will come before the meeting. Should any matters other than those referred to above properly come before the meeting, it is the intention of Metropolitan and Metropolitan Tower to vote on such matters in their discretion.

October 23, 1998

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

                                                                       EXHIBIT A

                 SCUDDER GLOBAL EQUITY PORTFOLIO SUB-INVESTMENT
                              MANAGEMENT AGREEMENT

     AGREEMENT made this 2nd day of October, 1998, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Scudder Kemper Investments, Inc., a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the State Street Research International Stock Portfolio, the Scudder Global Equity Portfolio, the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the T. Rowe Price Small Cap Growth Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Scudder Global Equity Portfolio as set forth in the Scudder Global Equity Portfolio Investment Management Agreement dated March 3, 1997 between the Fund and the Investment Manager (the "Scudder Global Equity Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Scudder Global Equity Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Scudder Global Equity Portfolio Investment Management Agreement. Nothing in this Scudder Global Equity Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1999 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Scudder Global Equity Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     Notices to be given hereunder shall be addressed to:

                   Fund:  Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund
                          One Madison Avenue, Area 7G
                          New York, New York 10010

     Investment Manager:  Gary A. Beller, Esq.
                          Executive Vice-President and General Counsel
                          Metropolitan Life Insurance Company
                          One Madison Avenue, Area 11G
                          New York, New York 10010

 Sub-Investment Manager:  William E. Holzer
                          Managing Director
                          Scudder Kemper Investments, Inc.
                          345 Park Avenue
                          New York, New York 10154

     Changes in the foregoing notice provisions may be made by notice in writing to other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES
                                           FUND, INC.

                                           By __________________________________
Attest:

________________________________________

                                           METROPOLITAN LIFE
                                           INSURANCE COMPANY

                                           By __________________________________
Attest:

________________________________________

                                           SCUDDER KEMPER
                                           INVESTMENTS, INC.

                                           By __________________________________
Attest:

________________________________________

                                    APPENDIX

                        SCUDDER KEMPER INVESTMENTS, INC.

                     METROPOLITAN SERIES FUND FEE SCHEDULE

                        SCUDDER GLOBAL EQUITY PORTFOLIO

1st $50M                                      .70%
next $50M                                     .35%
next $400M                                    .30%
above $500M                                   .275% of the average daily value
                                              of the net assets of the Portfolio

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


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

                                   [ LOGO ]MetLife

                                     New York, NY 10010

                                                           VOTING INSTRUCTION FORM
                                                                   FOR THE
            METROPOLITAN LIFE                          SPECIAL MEETING OF SHAREHOLDERS
            INSURANCE COMPANY                       OF THE SCUDDER GLOBAL EQUITY PORTFOLIO
                                                      OF METROPOLITAN SERIES FUND, INC.

           Please fold and detach card at perforation before mailing

The undersigned hereby instructs Metropolitan Life Insurance Company ("Metropolitan") to vote the shares of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on January 7, 1999 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN WILL VOTE "FOR" THE PROPOSAL.

                                                Date __________________, 1998

                                                    PLEASE SIGN IN BOX BELOW

        SAMPLE
FORM ID #: PROXY-SCUDDER (1098)
                                                --------------------------------
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.

           Please fold and detach card at perforation before mailing

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the Scudder Global                 / /          / /             / /
   Equity Portfolio of the Fund.

                                                                          ML-SGE

                                                           VOTING INSTRUCTION FORM
                                                                   FOR THE
         METROPOLITAN TOWER LIFE                       SPECIAL MEETING OF SHAREHOLDERS
            INSURANCE COMPANY                       OF THE SCUDDER GLOBAL EQUITY PORTFOLIO
                                                      OF METROPOLITAN SERIES FUND, INC.

           Please fold and detach card at perforation before mailing

The undersigned hereby instructs Metropolitan Tower Life Insurance Company ("Metropolitan Tower") to vote the shares of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on January 7, 1999 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN TOWER AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN TOWER WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN TOWER WILL VOTE "FOR" THE PROPOSAL.

                                                Date ___________________, 1998

                                                    PLEASE SIGN IN BOX BELOW

             SAMPLE
FORM ID #: PROXY-SCUDDER (1098)
                                               ---------------------------------
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.

           Please fold and detach card at perforation before mailing

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the Scudder Global                 / /          / /             / /
   Equity Portfolio of the Fund.

                                                                          ML-SGE